The Royce Fund

Supplement to the Consultant, R, and K Class Shares Prospectus Dated May 1, 2015

Royce Micro-Cap Fund

Effective today, James P. Stoeffel serves as the Fund’s lead portfolio manager. In managing the Fund, Mr. Stoeffel is assisted by portfolio managers Jenifer L. Taylor, Chris E. Flynn, James J. Harvey, and Brendan J. Hartman. Mr. Stoeffel previously co-managed the Fund, beginning on May 1, 2015. Ms. Taylor has served as the Fund’s co-manager or portfolio manager since 2006. Mr. Hartman previously served as assistant portfolio manager (2013-2015). Messrs. Flynn and Harvey became portfolio managers on October 1, 2015.

Effective today, the disclosure relating to the Funds managed by James P. Stoeffel that appears under the heading “Management of the Funds” is deleted in its entirety and replaced with the information below.

Portfolio Manager for:

Royce Micro-Cap Fund (Lead)

Royce Low-Priced Stock Fund

Effective today, the disclosure relating to the Funds managed by Jenifer L. Taylor that appears under the heading “Management of the Funds” is deleted in its entirety and replaced with the information below.

Portfolio Manager for:

Royce Micro-Cap Fund

Effective today, the disclosure relating to the Funds managed by Chris E. Flynn that appears under the heading “Management of the Funds” is deleted in its entirety and replaced with the information below.

Portfolio Manager for:

Royce Micro-Cap Fund

Assistant Portfolio Manager for:

Royce Total Return Fund

Effective today, the disclosure relating to the Funds managed by James J. Harvey that appears under the heading “Management of the Funds” is deleted in its entirety and replaced with the information below.

Portfolio Manager or Co-Manager for:

Royce Micro-Cap Fund

Royce Heritage Fund

Royce Global Value Fund

Assistant Portfolio Manager for:

Royce Dividend Value Fund

Royce Low-Priced Stock Fund

October 1, 2015

RMCCRK-SUP-1015